EXHIBIT 18

POWERS OF ATTORNEY

POWER OF ATTORNEY

We, the undersigned Trustees of Transamerica Funds, Transamerica Series Trust, and Transamerica Asset Allocation Variable Funds (collectively, the “Funds”) hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving the Funds and hereby constitute and appoint MARIJN P. SMIT, ERIN D. NELSON and RHONDA MILLS, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of Transamerica Funds and Transamerica Series Trust on Form N-1A and Transamerica Asset Allocation Variable Funds on Form N-3, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after December 5, 2019.

THIS POWER OF ATTORNEY may be executed in multiple counterparts that together constitute a single document.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities and on the dates indicated.

Marijn P. Smit, Trustee and Chairman	Date:	December 5, 2019

Sandra N. Bane, Trustee	Date:	December 5, 2019

Leo J. Hill, Trustee	Date:	December 5, 2019

David W. Jennings, Trustee	Date:	December 5, 2019

Fredric A. Nelson III, Trustee	Date:	December 5, 2019

John E. Pelletier, Trustee	Date:	December 5, 2019

Patricia L. Sawyer, Trustee	Date:	December 5, 2019

John W. Waechter, Trustee	Date:	December 5, 2019

Alan F. Warrick, Trustee	Date:	December 5, 2019

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director, Chief Executive Officer and President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032
Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Transamerica Advisory Annuity	Separate Account VA B	811-06032
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Vanguard Variable Annuity	Separate Account VA DD	811-06144
WRL Freedom Premier III Variable Annuity	Separate Account VA U	811-21427
WRL Freedom Premier	WRL Series Annuity Account	811-05672
WRL Freedom Conqueror	WRL Series Annuity Account	811-05672
WRL Freedom Wealth Creator	WRL Series Annuity Account	811-05672
Secure Path for Life	Separate Account VA FF	811-22370
Advantage IV	Transamerica Corporate Separate Account Sixteen	811-21440
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2021.

/s/Blake S. Bostwick
Blake S. Bostwick
Director, Chief Executive Officer and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Fredrick J. Gingerich, Director, Chairman of the Board, Controller, Assistant Treasurer and Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032
Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Transamerica Advisory Annuity	Separate Account VA B	811-06032
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Vanguard Variable Annuity	Separate Account VA DD	811-06144
WRL Freedom Premier III Variable Annuity	Separate Account VA U	811-21427
WRL Freedom Premier	WRL Series Annuity Account	811-05672
WRL Freedom Conqueror	WRL Series Annuity Account	811-05672
WRL Freedom Wealth Creator	WRL Series Annuity Account	811-05672
Secure Path for Life	Separate Account VA FF	811-22370
Advantage IV	Transamerica Corporate Separate Account Sixteen	811-21440
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April 2021.

/s/Fredrick J. Gingerich
Fredrick J. Gingerich
Director, Chairman of the Board, Controller, Assistant Treasurer and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Karyn Polak, a Director, General Counsel, Secretary and Senior Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032
Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Transamerica Advisory Annuity	Separate Account VA B	811-06032
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Vanguard Variable Annuity	Separate Account VA DD	811-06144
WRL Freedom Premier III Variable Annuity	Separate Account VA U	811-21427
WRL Freedom Premier	WRL Series Annuity Account	811-05672
WRL Freedom Conqueror	WRL Series Annuity Account	811-05672
WRL Freedom Wealth Creator	WRL Series Annuity Account	811-05672
Secure Path for Life	Separate Account VA FF	811-22370
Advantage IV	Transamerica Corporate Separate Account Sixteen	811-21440
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2021.

/s/Karyn Polak
Karyn Polak
Director, General Counsel, Secretary and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, a Director, Chief Tax Officer and Senior Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032
Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Transamerica Advisory Annuity	Separate Account VA B	811-06032
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Vanguard Variable Annuity	Separate Account VA DD	811-06144
WRL Freedom Premier III Variable Annuity	Separate Account VA U	811-21427
WRL Freedom Premier	WRL Series Annuity Account	811-05672
WRL Freedom Conqueror	WRL Series Annuity Account	811-05672
WRL Freedom Wealth Creator	WRL Series Annuity Account	811-05672
Secure Path for Life	Separate Account VA FF	811-22370
Advantage IV	Transamerica Corporate Separate Account Sixteen	811-21440
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2021.

/s/David Schulz
David Schulz
Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Chief Financial Officer, Executive Vice President and Treasurer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032
Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Transamerica Advisory Annuity	Separate Account VA B	811-06032
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Vanguard Variable Annuity	Separate Account VA DD	811-06144
WRL Freedom Premier III Variable Annuity	Separate Account VA U	811-21427
WRL Freedom Premier	WRL Series Annuity Account	811-05672
WRL Freedom Conqueror	WRL Series Annuity Account	811-05672
WRL Freedom Wealth Creator	WRL Series Annuity Account	811-05672
Secure Path for Life	Separate Account VA FF	811-22370
Advantage IV	Transamerica Corporate Separate Account Sixteen	811-21440
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2021.

/s/C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Chief Financial Officer, Executive Vice President and Treasurer